Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

1st Quarter Ended March 31, 2012

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646) 794-0750 email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•

Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 25 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED MARCH 31,		Previous Quarter Change
		2012	2011
HIGHLIGHTS	Gross premiums written	$680,929	$560,688	21.4%
	Net premiums written	588,953	480,871	22.5%
	Net premiums earned	401,890	334,876	20.0%
	Net investment income	47,209	50,208	(6.0%)
	Net income	218,156	8,620	2430.8%
	Operating income (loss)	91,505	(41,348)	n.m.
	Total investments and cash & cash equivalents	8,410,290	7,991,696	5.2%
	Total assets	10,988,281	10,305,628	6.6%
	Total shareholders’ equity	3,245,821	2,950,953	10.0%
	Cash flows from operating activities	142,817	174,915	(18.4%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$5.86	$0.23	2447.8%
	Operating income (loss)	$2.46	$(1.08)	n.m.
	Diluted earnings per share
	Net income	$5.70	$0.21	2614.3%
	Operating income (loss)	$2.39	$(1.02)	n.m.
	Weighted average common shares outstanding
	Basic	37,205,166	38,199,867
	Diluted	38,284,635	40,383,523
	Book value per share	$88.24	$77.86	13.3%
	Diluted book value per share	$85.48	$74.23	15.2%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	27.4%	1.2%	26.2	pts
	Annualized ROAE, operating income	11.5%	(5.6%)	17.1	pts
	Annualized investment book yield	2.4%	2.6%	(0.2	) pts

	Loss and loss expense ratio	56.0%	90.9%	(34.9	) pts
	Acquisition cost ratio	11.7%	11.4%	0.3	pts
	General and administrative expense ratio	17.5%	20.3%	(2.8	) pts

	Expense ratio	29.2%	31.7%	(2.5	) pts

	Combined ratio	85.2%	122.6%	(37.4	) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS - CONSECUTIVE QUARTERS

	THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2011	THREE MONTHS ENDED JUNE 30, 2011	THREE MONTHS ENDED MARCH 31, 2011
Revenues
Gross premiums written	$680,929	$416,537	$442,698	$519,598	$560,688
Net premiums written	$588,953	$306,832	$350,260	$395,803	$480,871

Net premiums earned	$401,890	$395,469	$371,340	$355,307	$334,876
Net investment income	47,209	45,489	47,883	52,368	50,208
Net realized investment gains (losses)	133,581	31,632	(130,809)	58,878	50,376
Other income	—	66,744	35,000	—	—

Total revenues	$582,680	$539,334	$323,414	$466,553	$435,460

Expenses
Net losses and loss expenses:
Current year	$264,684	$305,769	$267,070	$279,514	$348,802
Prior years	(39,482)	(92,424)	(61,524)	(43,701)*	(44,350)

Total net losses and loss expenses	$225,202	$213,345	$205,546	$235,813	$304,452
Acquisition costs	47,138	46,562	39,680	42,971	38,082
General and administrative expenses	70,366	70,492	66,007	67,201	67,956
Amortization of intangible assets	633	678	767	766	767
Interest expense	13,756	13,754	13,748	13,745	13,742
Foreign exchange (gain) loss	(81)	(549)	2,966	1,184	(442)

Total expenses	$357,014	$344,282	$328,714	$361,680	$424,557

Income (Loss) before income taxes	$225,666	$195,052	$(5,300)	$104,873	$10,903
Income tax expense	7,510	11,952	5,672	11,073	2,283

Net income (loss)	$218,156	$183,100	$(10,972)	$93,800	$8,620

GAAP Ratios
Loss and loss expense ratio	56.0%	53.9%	55.4%	66.4%	90.9%
Acquisition cost ratio	11.7%	11.8%	10.7%	12.1%	11.4%
General and administrative expense ratio	17.5%	17.8%	17.8%	18.9%	20.3%

Expense ratio	29.2%	29.6%	28.5%	31.0%	31.7%

Combined ratio	85.2%	83.5%	83.9%	97.4%	122.6%

Per Share Data
Basic earnings per share
Net income (loss)	$5.86	$4.80	$(0.29)	$2.45	$0.23
Operating income (loss)	$2.46	$2.48	$2.26	$1.15	$(1.08)
Diluted earnings per share
Net income (loss)	$5.70	$4.63	$(0.29)	$2.36	$0.21
Operating income (loss)	$2.39	$2.40	$2.19	$1.11	$(1.02)

*	Includes prior year development of $55.2 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION

CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED MARCH 31, 2011
Gross Premiums Written = $680,929	Gross Premiums Written = $560,688

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS

CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED MARCH 31, 2011
Gross Premiums Written = $680,929	Gross Premiums Written = $560,688

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTALS

Revenues
Gross premiums written	$204,211	$113,590	$363,128	$680,929
Net premiums written	$153,846	$72,609	$362,498	$588,953

Net premiums earned	$153,358	$79,871	$168,661	$401,890

Total revenues	$153,358	$79,871	$168,661	$401,890

Expenses
Net losses and loss expenses:
Current year	$104,909	$58,397	$101,378	$264,684
Prior years	(7,205)	(20,297)	(11,980)	(39,482)

Total net losses and loss expenses	$97,704	$38,100	$89,398	$225,202
Acquisition costs	19,972	(528)	27,694	47,138
General and administrative expenses	31,044	22,401	16,921	70,366

Total expenses	$148,720	$59,973	$134,013	$342,706

Underwriting income	$4,638	$19,898	$34,648	$59,184

Net investment income				$47,209
Net realized investment gains				133,581
Amortization of intangible assets				(633)
Interest expense				(13,756)
Foreign exchange gain				81

Income before income taxes				$225,666

GAAP Ratios
Loss and loss expense ratio	63.7%	47.7%	53.0%	56.0%
Acquisition cost ratio	13.0%	(0.7%)	16.4%	11.7%
General and administrative expense ratio	20.2%	28.0%	10.0%	17.5%

Expense ratio	33.2%	27.3%	26.4%	29.2%

Combined ratio	96.9%	75.0%	79.4%	85.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTALS

Revenues
Gross premiums written	$183,302	$111,325	$266,061	$560,688
Net premiums written	$139,902	$74,910	$266,059	$480,871

Net premiums earned	$135,481	$76,290	$123,105	$334,876

Total revenues	$135,481	$76,290	$123,105	$334,876

Expenses
Net losses and loss expenses:
Current year	$93,662	$99,783	$155,357	$348,802
Prior years	22,169	(28,599)	(37,920)	(44,350)

Total net losses and loss expenses	$115,831	$71,184	$117,437	$304,452
Acquisition costs	18,102	(1,856)	21,836	38,082
General and administrative expenses	30,799	20,728	16,429	67,956

Total expenses	$164,732	$90,056	$155,702	$410,490

Underwriting loss	$(29,251)	$(13,766)	$(32,597)	$(75,614)

Net investment income				50,208
Net realized investment gains				50,376
Amortization of intangible assets				(767)
Interest expense				(13,742)
Foreign exchange gain				442

Income before income taxes				$10,903

GAAP Ratios
Loss and loss expense ratio	85.5%	93.3%	95.4%	90.9%
Acquisition cost ratio	13.4%	(2.4%)	17.7%	11.4%
General and administrative expense ratio	22.7%	27.2%	13.3%	20.3%

Expense ratio	36.1%	24.8%	31.0%	31.7%

Combined ratio	121.6%	118.1%	126.4%	122.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONDENSED CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2012	DECEMBER 31, 2011

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2012: $40,674; 2011: $226,397)	$44,250	$244,016
Fixed maturity investments trading, at fair value (amortized cost: 2012: $6,156,050; 2011: $6,207,991)	6,271,237	6,254,686
Equity securities trading, at fair value (cost: 2012: $424,617; 2011: $356,370)	459,639	367,483
Other invested assets trading, at fair value	522,065	540,409

Total investments	7,297,191	7,406,594
Cash and cash equivalents	1,113,099	716,604
Insurance balances receivable	748,137	652,158
Prepaid reinsurance	214,702	226,721
Reinsurance recoverable	1,056,780	1,002,919
Accrued investment income	33,452	38,263
Net deferred acquisition costs	125,645	100,334
Goodwill	268,376	268,376
Intangible assets	53,264	53,898
Net deferred tax assets	19,171	22,646
Other assets	58,464	53,202

TOTAL ASSETS	$10,988,281	$10,541,715

LIABILITIES
Reserve for losses and loss expenses	$5,331,418	$5,225,143
Unearned premiums	1,253,454	1,078,412
Reinsurance balances payable	93,262	124,539
Net balances payable on purchases and sales of investments	178,794	36,285
Dividends payable	13,795	14,302
Senior notes	798,014	797,949
Accounts payable and accrued liabilities	73,723	116,063

TOTAL LIABILITIES	$7,742,460	$7,392,693

SHAREHOLDERS’ EQUITY
Common shares, 2012: par value CHF 13.69 per share and 2011: par value CHF 14.03 per share (2012 and 2011: 40,003,642 shares issued and 2012: 36,786,067; 2011: 37,742,131 shares outstanding)	543,452	557,153
Additional paid-in capital	48,003	78,225
Treasury shares, at cost (2012: 3,217,575; 2011: 2,261,511)	(201,865)	(136,590)
Retained earnings	2,853,906	2,635,750
Accumulated other comprehensive income net unrealized gains on investments, net of tax	2,325	14,484

TOTAL SHAREHOLDERS’ EQUITY	3,245,821	3,149,022

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,988,281	$10,541,715

Book value per share	$88.24	$83.44
Diluted book value per share	$85.48	$80.11

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	MARCH 31, 2012		DECEMBER 31, 2011		SEPTEMBER 30, 2011		JUNE 30, 2011		MARCH 31, 2011
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE

FAIR VALUE
Fixed maturities available for sale	$44,250	0.5%	$244,016	3.0%	$284,966	3.4%	$345,551	4.2%	$543,808	6.8%
Fixed maturities trading	6,271,237	74.6%	6,254,686	77.0%	6,279,615	74.4%	6,201,034	74.6%	5,960,830	74.6%
Equity securities	459,639	5.5%	367,483	4.5%	424,104	5.0%	393,913	4.7%	271,057	3.4%
Other invested assets trading	522,065	6.2%	540,409	6.7%	552,074	6.5%	562,267	6.8%	469,999	5.9%
Cash and cash equivalents	1,113,099	13.2%	716,604	8.8%	902,573	10.7%	807,657	9.7%	746,002	9.3%

Total	$8,410,290	100.0%	$8,123,198	100.0%	$8,443,332	100.0%	$8,310,422	100.0%	$7,991,696	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government and government agencies	$1,360,915	16.2%	$1,311,895	16.1%	$1,102,971	13.1%	$1,021,290	12.3%	$1,145,787	14.3%
Non-U.S. government and government agencies	307,112	3.6%	256,756	3.2%	225,782	2.7%	177,529	2.1%	176,193	2.2%
Corporate securities	2,158,507	25.7%	2,431,381	29.9%	2,451,278	29.0%	2,606,743	31.4%	2,654,399	33.3%
State, municipalities and political subdivisions	174,393	2.1%	167,381	2.1%	136,287	1.6%	156,922	1.9%	199,875	2.5%
Mortgage-backed securities	1,823,738	21.7%	1,818,091	22.5%	2,053,663	24.4%	1,904,565	22.9%	1,702,619	21.3%
Asset-backed securities	490,822	5.8%	513,198	6.2%	594,600	6.9%	679,536	8.2%	625,765	7.8%

Fixed income sub-total	6,315,487	75.1%	6,498,702	80.0%	6,564,581	77.7%	6,546,585	78.8%	6,504,638	81.4%
Hedge funds	413,195	4.9%	431,544	5.3%	461,944	5.5%	496,358	6.0%	426,415	5.3%
Private equity (funded)	108,870	1.3%	108,865	1.4%	90,130	1.1%	65,909	0.8%	43,584	0.6%
Equity securities	459,639	5.5%	367,483	4.5%	424,104	5.0%	393,913	4.7%	271,057	3.4%
Cash & cash equivalents	1,113,099	13.2%	716,604	8.8%	902,573	10.7%	807,657	9.7%	746,002	9.3%

Total	$8,410,290	100.0%	$8,123,198	100.0%	$8,443,332	100.0%	$8,310,422	100.0%	$7,991,696	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and government agencies	$1,360,916	21.5%	$1,311,895	20.2%	$1,102,971	16.8%	$1,021,290	15.6%	$1,145,787	17.6%
AAA/Aaa	1,258,553	19.9%	1,336,221	20.6%	1,455,702	22.2%	2,825,333	43.2%	2,615,609	40.2%
AA/Aa	1,645,768	26.1%	1,656,861	25.4%	1,916,585	29.2%	500,935	7.7%	607,630	9.3%
A/A	937,747	14.8%	1,148,138	17.7%	1,103,176	16.8%	1,205,929	18.4%	1,289,286	19.8%
BBB/Baa	484,944	7.7%	565,105	8.7%	584,714	8.9%	626,466	9.7%	575,290	8.9%
BB	220,062	3.5%	168,095	2.6%	134,279	2.1%	116,425	1.8%	33,887	0.5%
B/B	140,938	2.2%	103,324	1.6%	54,570	0.8%	64,451	1.1%	54,162	0.9%
CCC+ and below	266,559	4.2%	209,063	3.2%	212,584	3.2%	185,754	2.8%	182,987	2.8%

Total	$6,315,487	100.0%	$6,498,702	100.0%	$6,564,581	100.0%	$6,546,584	100.0%	$6,504,638	100.0%

STATISTICS
Annualized book yield, year to date	2.4%		2.5%		2.6%		2.7%		2.6%
Duration*	2.1 years		1.9 years		2.1 years		2.3 years		2.8 years
Average credit quality (S&P)	AA-		AA-		AA-		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT PORTFOLIO – ADDITIONAL DETAIL

MARCH 31, 2012

	FAIR VALUE	AVERAGE RATING	PORTFOLIO PERCENTAGE
Cash & cash equivalents	$1,113,099	AAA	13.2%
U.S. government securities	988,974	AA+	11.8%
U.S. government agencies	371,941	AA+	4.4%
Non-U.S. government and government agencies	307,112	AA+	3.6%
Mortgage-backed securities:
Agency MBS	1,159,640	AA+	13.8%
Non-agency RMBS	128,180	AA-	1.5%
Non-agency RMBS - Non investment grade strategy	226,222	CCC	2.7%
CMBS	309,696	AAA	3.7%
Total mortgage-backed securities	1,823,738		21.7%
Corporate securities:
Financials	1,018,454	A+	12.1%
Industrials	1,042,178	BBB-	12.4%
Utilities	97,875	BBB+	1.2%
Total corporate securities	2,158,507		25.7%
Asset-backed securities:
Credit cards	24,067	AAA	0.3%
Auto receivables	63,626	AAA	0.7%
Student loans	173,511	AA+	2.1%
Collateralized loan obligations	161,454	AA+	1.9%
Other	68,164	AAA	0.8%
Total asset-backed securities	490,822		5.8%

State, municipalities and political subdivisions	174,393	AA-	2.1%
Hedge funds	413,195	N/A	4.9%
Private equity (funded)	108,870	N/A	1.3%
Equities	459,639	N/A	5.5%

Total Investment Portfolio	$8,410,290		100.0%

TOP 10 CORPORATE EXPOSURES

CORPORATE	FAIR VALUE	PORTFOLIO PERCENTAGE
Citigroup Inc	$58,950	0.7%
Bank of America Corp	53,022	0.6%
JPMorgan Chase & Co	48,396	0.6%
Morgan Stanley	41,849	0.5%
Canadian Imperial Bank of Comm	34,184	0.4%
Wells Fargo & Co	32,905	0.4%
Bank of Nova Scotia	32,439	0.4%
Goldman Sachs Group Inc/The	29,370	0.3%
HSBC Holdings PLC	28,939	0.3%
BP PLC	28,560	0.3%

OTHER INVESTED ASSET FUND DETAILS	FAIR VALUE MARCH 31, 2012	UNFUNDED COMMITMENTS
Private equity (primary and secondary)	$78,930	$113,618
Mezzanine debt	22,805	91,773
Distressed	7,136	11,099

Total private equity	108,871	216,490

Distressed	41,855	—
Equity long/short	165,991	—
Multi-strategy	135,520	—
Event driven	69,828	—

Total hedge funds	413,194	—

Total other invested assets	$522,065	$216,490

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT PORTFOLIO – ADDITIONAL DETAIL

MARCH 31, 2012

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL

NON INVESTMENT GRADE STRATEGY

Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	TOTAL FAIR VALUE	AVERAGE CREDIT ENHANCEMENT**

2007	$—	$—	$—	$—	$—	$—	$44,977	$3,853	$10,837	$59,667	22.0%
2006	—	—	—	—	—	3,429	59,955	2,135	34,626	100,145	15.3%
2005 and prior	12,969	411	—	319	3,220	1,853	22,093	6,523	19,022	66,410	19.4%

Total*	$12,969	$411	$—	$319	$3,220	$5,282	$127,025	$12,511	$64,485	$226,222	18.3%

*	Included in the above is fair value of $6.1 million of subprime mortgages with an average rating of CCC.

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL

CORE FIXED INCOME ACCOUNT

Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	TOTAL FAIR VALUE	AVERAGE CREDIT ENHANCEMENT**

2007	$8,238	$—	$—	$—	$—	$—	$543	$335	$—	$9,116	15.1%
2006	—	—	—	—	—	1,690	—	—	—	1,690	10.0%
2005 and prior	72,805	7,784	8,099	1,518	15,962	10,405	801	—	—	117,374	11.1%

Total*	$81,043	$7,784	$8,099	$1,518	$15,962	$12,095	$1,344	$335	$—	$128,180	11.3%

*	Included in the above is fair value of $0.1 million of subprime mortgages with an average rating of AA+.

COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	NR	TOTAL FAIR VALUE	AVERAGE CREDIT ENHANCEMENT**

2011	$31,081	$5,210	$—	$—	$—	$—	$—	$—	$—	$36,291	36.7%
2010	16,717	24,358	—	—	—	—	—	—	—	41,075	66.7%
2009	—	—	—	—	—	—	—	—	—	—	0.0%
2008	6,378	—	—	—	—	—	—	—	—	6,378	28.3%
2007	26,988	514	—	—	—	—	—	—	—	27,502	45.8%
2006	110,394	—	—	410	—	—	—	—	—	110,804	32.8%
2005 and prior	87,360	—	286	—	—	—	—	—	—	87,646	28.8%

Total	$278,918	$30,082	$286	$410	$—	$—	$—	$—	$—	$309,696	37.7%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT PORTFOLIO – ADDITIONAL DETAIL

MARCH 31, 2012

TOTAL EXPOSURE BY ASSET TYPE AND REGION

ASSET TYPE	AFRICA	ASIA / MIDDLE EAST	AUSTRALIA	EUROPE	NORTH AMERICA	LATIN AMERICA	TOTAL EXPOSURE
Sovereign*	$9,506	$9,599	$35,622	$64,603	$1,475,436	$11,602	$1,606,368
Sovereign - guaranteed financial institutions	—	24,251	48,227	139,099	—	—	211,577
Mortgage-backed securities:
Agency MBS	—	—	—	—	1,159,640	—	1,159,640
RMBS	—	—	—	8,723	345,679	—	354,402
CMBS	—	—	—	—	309,696	—	309,696
Corporate securities:
Financials	—	22,110	19,502	213,311	612,902	711	868,536
Industrials	6,159	23,250	23,210	173,339	782,404	33,816	1,042,178
Utilities	—	6,209	—	3,814	81,974	5,878	97,875
Asset-backed securities	—	—	—	12,306	478,516	—	490,822
State and municipalities	—	—	—	—	174,393	—	174,393
Equities	—	74,224	8,140	49,393	314,145	13,737	459,639

Total Exposure	$15,665	$159,643	$134,701	$664,588	$5,734,785	$65,744	$6,775,126

TOTAL EXPOSURE BY COUNTRY AND REGION

COUNTRY	AFRICA	ASIA / MIDDLE EAST	AUSTRALIA	EUROPE	NORTH AMERICA	LATIN AMERICA	TOTAL EXPOSURE
Australia	$—	$—	$134,701	$—	$—	$—	$134,701
Belgium	—	—	—	35,018	—	—	35,018
Bermuda	—	—	—	—	3,163	—	3,163
Brazil	—	—	—	—	—	23,449	23,449
Canada	—	—	—	—	247,157	—	247,157
Cayman Islands	—	—	—	—	120,551	—	120,551
Chile	—	—	—	—	—	2,827	2,827
China	—	8,978	—	—	—	—	8,978
Colombia	—	—	—	—	—	10,911	10,911
Denmark	—	—	—	34,955	—	—	34,955
France	—	—	—	45,303	—	—	45,303
Germany	—	—	—	86,503	—	—	86,503
Hong Kong	—	9,246	—	—	—	—	9,246
India	—	3,695	—	—	—	—	3,695
Israel	—	20,105	—	—	—	—	20,105
Italy	—	—	—	1,719	—	—	1,719
Japan	—	16,476	—	—	—	—	16,476
Luxembourg	—	—	—	16,473	—	—	16,473
Malaysia	—	9,599	—	—	—	—	9,599
Mexico	—	—	—	—	—	28,194	28,194
Netherlands	—	—	—	66,862	—	—	66,862
Norway	—	—	—	55,285	—	—	55,285
Philippines	—	8,047	—	—	—	—	8,047
Puerto Rico	—	—	—	—	—	363	363
Qatar	—	12,694	—	—	—	—	12,694
Russia	—	—	—	16,512	—	—	16,512
Singapore	—	37,980	—	—	—	—	37,980
South Africa	15,665	—	—	—	—	—	15,665
South Korea	—	19,878	—	—	—	—	19,878
Spain	—	—	—	22,600	—	—	22,600
Sweden	—	—	—	28,646	—	—	28,646
Switzerland	—	—	—	55,044	—	—	55,044
Taiwan	—	8,358	—	—	—	—	8,358
United Arab Emirates	—	4,587	—	—	—	—	4,587
United Kingdom	—	—	—	199,668	—	—	199,668
United States	—	—	—	—	5,363,914	—	5,363,914

Total Exposure	$15,665	$159,643	$134,701	$664,588	$5,734,785	$65,744	$6,775,126

*	Allied World has no direct exposure to any of the sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVES FOR LOSSES AND LOSS EXPENSES

	AT MARCH 31, 2012
	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTAL

Case reserves (net of reinsurance recoverable)	$339,178	$396,861	$471,298	$1,207,337
IBNR (net of reinsurance recoverable)	919,869	1,281,686	865,746	3,067,301

Total	$1,259,047	$1,678,547	$1,337,044	$4,274,638

IBNR/Total reserves (net of reinsurance recoverable)	73.1%	76.4%	64.8%	71.8%

	AT DECEMBER 31, 2011
	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTAL

Case reserves (net of reinsurance recoverable)	$313,750	$400,292	$455,940	$1,169,982
IBNR (net of reinsurance recoverable)	910,383	1,284,434	857,425	3,052,242

Total	$1,224,133	$1,684,726	$1,313,365	$4,222,224

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	76.2%	65.3%	72.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	MARCH 31, 2012	DECEMBER 31, 2011	SEPTEMBER 30, 2011	JUNE 30, 2011	MARCH 31, 2011

Senior notes	$798,014	$797,949	$797,885	$797,823	$797,761
Shareholders’ equity	3,245,821	3,149,022	3,003,074	3,044,417	2,950,953

Total capitalization	$4,043,835	$3,946,971	$3,800,959	$3,842,240	$3,748,714

Leverage ratios
Debt to total capitalization	19.7%	20.2%	21.0%	20.8%	21.3%

Closing shareholders’ equity	$3,245,821	$3,149,022	$3,003,074	$3,044,417	$2,950,953
Deduct: accumulated other comprehensive income	(2,325)	(14,484)	(17,796)	(23,095)	(32,963)

Adjusted shareholders’ equity	$3,243,496	$3,134,538	$2,985,278	$3,021,322	$2,917,990

Net premiums written (trailing 12 months)	$1,641,848	$1,533,766	$1,514,133	$1,466,042	$1,440,034
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.51	0.49	0.51	0.49	0.49

Total investments and cash & cash equivalents	$8,410,290	$8,123,198	$8,443,332	$8,310,422	$7,991,696
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.59	2.59	2.83	2.75	2.74

Reserve for losses and loss expenses	$5,331,418	$5,225,143	$5,245,553	$5,251,304	$5,100,643
Deduct: reinsurance recoverable	(1,056,780)	(1,002,919)	(1,009,643)	(1,013,951)	(975,523)

Net reserve for losses and loss expenses	$4,274,638	$4,222,224	$4,235,910	$4,237,353	$4,125,120
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.32	1.35	1.42	1.40	1.41

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL ACTUAL COST	MAXIMUM DOLLAR VALUE (OR APPROXIMATE DOLLAR VALUE) OF SHARES THAT MAY YET BE PURCHASED

Total Twelve Months Ended December 31, 2011	1,419,163	$61.09	$86,700	$174,173

January 1-31, 2012	524,328	$63.00	$33,031
February 1-29, 2012	466,972	64.24	29,998
March 1-31, 2012	439,504	68.25	29,994

Total Three Months Ended March 31, 2012	1,430,804	$65.01	$93,023	$81,150

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2011	THREE MONTHS ENDED JUNE 30, 2011	THREE MONTHS ENDED MARCH 31, 2011

Net income (loss)	$218,156	$183,100	$(10,972)	$93,800	$8,620
Add after tax affect of:
Net realized investment (gains) losses	(126,570)	(26,332)	126,440	(50,795)	(49,526)
Other income - termination fee	—	(61,538)	(32,270)	—	—
Foreign exchange (gain) loss	(81)	(549)	2,966	1,184	(442)

Operating income (loss)	$91,505	$94,681	$86,164	$44,189	$(41,348)

Weighted average common shares outstanding
Basic	37,205,166	38,138,558	38,110,368	38,346,489	38,199,867
Diluted	38,284,635	39,524,273	39,340,710 *	39,800,753	40,383,523

Basic per share data
Net income (loss)	$5.86	$4.80	$(0.29)	$2.45	$0.23
Add after tax affect of:
Net realized investment (gains) losses	(3.40)	(0.69)	3.32	(1.32)	(1.30)
Other income - termination fee	—	(1.62)	(0.85)	—	—
Foreign exchange (gain) loss	—	(0.01)	0.08	0.02	(0.01)

Operating income (loss)	$2.46	$2.48	$2.26	$1.15	$(1.08)

Diluted per share data
Net income (loss)	$5.70	$4.63	$(0.29)*	$2.36	$0.21
Add after tax affect of:
Net realized investment (gains) losses	(3.31)	(0.67)	3.21	(1.28)	(1.22)
Other income - termination fee	—	(1.56)	(0.82)	—	—
Foreign exchange (gain) loss	—	—	0.09	0.03	(0.01)

Operating income (loss)	$2.39	$2.40	$2.19	$1.11	$(1.02)

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would prove to be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2011	THREE MONTHS ENDED JUNE 30, 2011	THREE MONTHS ENDED MARCH 31, 2011

Opening shareholders’ equity	$3,149,022	$3,003,074	$3,044,417	$2,950,953	$3,075,820
Deduct: accumulated other comprehensive income	(14,484)	(17,796)	(23,095)	(32,963)	(57,135)

Adjusted opening shareholders’ equity	$3,134,538	$2,985,278	$3,021,322	$2,917,990	$3,018,685

Closing shareholders’ equity	$3,245,821	$3,149,022	$3,003,074	$3,044,417	$2,950,953
Deduct: accumulated other comprehensive income	(2,325)	(14,484)	(17,796)	(23,095)	(32,963)

Adjusted closing shareholders’ equity	$3,243,496	$3,134,538	$2,985,278	$3,021,322	$2,917,990

Average shareholders’ equity	$3,189,017	$3,059,908	$3,003,300	$2,969,656	$2,968,338

Net income (loss) available to shareholders	$218,156	$183,100	$(10,972)	$93,800	$8,620
Annualized net income (loss) available to shareholders	872,624	732,400	(43,888)	375,200	34,480

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	27.4%	23.9%	(1.5%)	12.6%	1.2%

Operating income (loss) available to shareholders	$91,505	$94,681	$86,164	$44,189	$(41,348)
Annualized operating income (loss) available to shareholders	366,020	378,724	344,656	176,756	(165,392)

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	11.5%	12.4%	11.5%	6.0%	(5.6%)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

DILUTED BOOK VALUE PER SHARE

	MARCH 31, 2012	DECEMBER 31, 2011	MARCH 31, 2011

Price per share at period end	$68.67	$62.93	$62.69

Total shareholders’ equity	$3,245,821	$3,149,022	$2,950,953

Basic common shares outstanding	36,786,067	37,742,131	37,899,699

Add: unvested restricted share units	187,623	249,251	475,679

Add: performance based equity awards	524,888	889,939	920,164

Add: employee share purchase plan	—	11,053	—

Add: dilutive options/warrants outstanding	1,429,333	1,525,853	1,674,993
Weighted average exercise price per share	$45.98	$45.72	$45.47
Deduct: options bought back via treasury method	(957,064)	(1,108,615)	(1,215,020)

Common shares and common share equivalents outstanding	37,970,847	39,309,612	39,755,515

Basic book value per common share	$88.24	$83.44	$77.86
Year-to-date percentage change in basic book value per common share	5.8%	7.2%

Diluted book value per common share	$85.48	$80.11	$74.23
Year-to-date percentage change in dilutive book value per common share	6.7%	7.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED MARCH 31, 2011

Net investment income	$47,209	$50,208
Deduct: annual and non-recurring items	—	—

Net investment income, recurring	$47,209	$50,208

Annualized net investment income	$188,836	$200,832

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,434,387	$6,542,867
Equity securities, cost	356,370	160,513
Other invested assets, at cost	529,851	331,772
Cash and cash equivalents	716,604	853,368
Net balances on purchases and sales of investments	(36,285)	(318,570)

Opening aggregate invested assets	$8,000,927	$7,569,950

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,196,724	$6,398,230
Equity securities, cost	424,617	245,618
Other invested assets, cost	490,146	444,331
Cash and cash equivalents	1,113,099	746,002
Net balances on purchases and sales of investments	(178,794)	(204,767)

Closing aggregate invested assets	$8,045,792	$7,629,414

Average aggregate invested assets	$8,023,360	$7,599,682

Annualized investment book yield	2.4%	2.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	YEAR ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2011	SIX MONTHS ENDED JUNE 30, 2011

Net investment income	$195,948	$150,459	$102,576
Deduct: annual and non-recurring items	—	—	—

Net investment income, recurring	$195,948	$150,459	$102,576

Annualized net investment income	$195,948	$200,612	$205,152

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,542,867	$6,542,867
Equity securities, cost	160,513	160,513	160,513
Other invested assets, at cost	331,772	331,772	331,772
Cash and cash equivalents	853,368	853,368	853,368
Net balances on purchases and sales of investments	(318,570)	(318,570)	(318,570)

Opening aggregate invested assets	$7,569,950	$7,569,950	$7,569,950

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,434,387	$6,489,633	$6,419,637
Equity securities, cost	356,370	445,515	365,394
Other invested assets, at cost	529,851	549,277	533,914
Cash and cash equivalents	716,604	902,573	807,657
Net balances on purchases and sales of investments	(36,285)	(405,124)	(252,351)

Closing aggregate invested assets	$8,000,927	$7,981,874	$7,874,251

Average aggregate invested assets	$7,785,439	$7,775,912	$7,722,101

Annualized investment book yield	2.5%	2.6%	2.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL STATEMENT PORTFOLIO RETURN

	THREE MONTHS ENDED MARCH 31, 2012	THREE MONTHS ENDED MARCH 31, 2011

Net investment income	$47,209	$50,208
Net realized investment gains	$133,581	$50,376

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$17,619	$67,171
Net unrealized gains (losses) on foreign exchange	—	(3,866)

Opening net unrealized gains on investments	$17,619	$63,305

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$3,577	$38,169
Net unrealized gains (losses) on foreign exchange	—	—

Closing net unrealized gains on investments	$3,577	$38,169

Net investment income, realized gains and unrealized gains	$166,748	$75,448

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$244,016	$891,849
Fixed maturities trading	6,254,686	5,769,097
Other invested assets trading	907,892	522,608
Cash and cash equivalents	716,604	853,368

Total investments and cash	8,123,198	8,036,922
Net balances on purchases and sales of investments	(36,285)	(318,570)

Opening aggregate invested assets, at fair value	$8,086,913	$7,718,352

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$44,250	$543,808
Fixed maturities trading	6,271,237	5,960,830
Other invested assets trading	981,704	741,056
Cash and cash equivalents	1,113,099	746,002

Total investments and cash	8,410,290	7,991,696
Net balances on purchases and sales of investments	(178,794)	(204,767)

Closing aggregate invested assets, at fair value	$8,231,496	$7,786,929

Average invested assets	$8,159,205	$7,752,641

Financial statement portfolio return	2.0%	1.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 19 for reconciliation of operating income to net income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 20 for reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 19 for the reconciliation of net income to operating income and page 20 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 21 for a reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 22 and 23 for calculation of annualized investment book yield.